UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 7, 2022
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

ITEM 7.01. Regulation FD Disclosure.
Encompass Health Corporation (the “Company” or “Encompass Health”) today issued separate full-year 2022 guidance for its inpatient rehabilitation business and its home health and hospice business (“Enhabit”) in the attached press release and supplemental information attached to this Current Report on Form 8-K as Exhibit 99.1 and 99.2, respectively (the “Exhibits”). The Company also updated its 2022 consolidated guidance in the Exhibits, as previously reported in the Current Report on Form 8-K, dated April 27, 2022, and during the Company’s earnings conference call held on April 28, 2022.
Note Regarding Presentation of Non-GAAP Financial Measures
The financial data contained in the press release and supplemental information include non-GAAP financial measures, including the Company’s and Enhabit’s adjusted earnings per share, Adjusted EBITDA, and adjusted free cash flow. These measures are not measures of financial performance under generally accepted accounting principles in the United States of America (“GAAP”), and the items excluded therefrom are significant components in understanding and assessing financial performance. Therefore, these measures should not be considered a substitute for GAAP financial measures. Because these financial measures are not determined in accordance with GAAP, they are susceptible to varying calculations and may not be comparable to other similarly titled measures of other companies.
Forward-Looking Statements
The information contained in the press release and supplemental information includes certain estimates, projections, and other forward-looking statements that involve known and unknown risks and relate to, among other things, future events, including the timing and effects, such as the tax-free treatment and the incremental costs, of the spin off and rebranding of the home health and hospice business and its impact on the business model, outlook and guidance, the expected impact of the COVID-19 pandemic on Encompass Health’s business and financial assumptions, the Company’s business strategy, financial plans, dividend strategies or payments, effective income tax rates, plans to repurchase its debt or equity securities, future financial performance, projected business results or model, ability to return value to its shareholders, projected capital expenditures, leverage ratio, acquisition opportunities, and the impact of future legislation or regulation. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These estimates, projections, and other forward-looking statements are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections, or forward-looking statements will be realized.
All such estimates, projections, and forward-looking statements speak only as of the date hereof. The Company undertakes no duty to publicly update or revise that information.
You are cautioned not to place undue reliance on the estimates, projections, and other forward-looking statements in this report, the press release, and supplemental information as they are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors, including those set forth in the attached press release and in the Annual Report on Form 10‑K for the year ended December 31, 2021, Form 10‑Q for the three months ended March 31, 2022, Enhabit's Form 10 registration statement, and in other documents the Company previously filed with the SEC, many of which are beyond the Company’s control. These factors may cause actual results to differ materially from the views, beliefs, and estimates expressed herein.
ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release of Encompass Health Corporation, dated June 7, 2022.
99.2	Supplemental information provided in connection with Encompass Health and Enhabit 2022 guidance update.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ DOUGLAS E. COLTHARP
	Name:	Douglas E. Coltharp
	Title:	Executive Vice President and Chief Financial Officer
Dated: June 7, 2022